United States
Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K/A
Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934
July 3, 2006
(Date of Report)
ULTRALIFE BATTERIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-20852 (Commission File Number)	16-1387013 (IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York (Address of principal executive offices)	14513 (Zip Code)
(315) 332-7100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
SIGNATURES
EX-2.1.1
EX-2.1.2
EX-2.1.3
EX-2.1.4
EX-2.1.5

     Explanatory Note: This Current Report on Form 8-K is being filed to supplement the Current Report on Form 8-K filed by Ultralife Batteries, Inc. (the “Registrant”) on July 10, 2006, by adding to such report the disclosure contained in Items 2.01 and 9.01 below.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     Effective on July 3, 2006, the Registrant completed its previously announced acquisition of substantially all of the assets of McDowell Research, Ltd. (“McDowell”), a Texas limited partnership engaged in the business of designing and developing power systems and battery chargers for sale to commercial customers (the “McDowell Acquisition”).
     Subject to certain adjustments and a holdback, the purchase price for the McDowell Acquisition was $25,000,000, and it was paid by delivering a subordinated convertible promissory note in the principal amount of $20,000,000 and tendering a single cash payment for the balance of the purchase price.
     The McDowell Acquisition was completed pursuant to the terms and conditions of an asset purchase agreement, dated as of May 1, 2006, and amended as of July 5, 2006, among the Registrant and its wholly-owned subsidiary, MR Acquisition Corporation, and McDowell, Thomas Hauke, Earl Martin, Sr., James Evans and Frank Alexander. Together, Hauke, Martin, Evans and Alexander beneficially own all of the limited partner interests of McDowell and, through such ownership, they indirectly control McDowell. There are no material relationships between the Registrant or its affiliates and McDowell, Hauke, Martin, Evans or Alexander, other than in respect of the McDowell Acquisition. Following the completion of the McDowell Acquisition, Hauke became an executive officer of the Registrant. In addition, the Registrant, MR Acquisition Corporation and a partnership owned by Hauke and Martin entered into a lease agreement pursuant to which MR Acquisition Corporation is leasing real property located in Waco, Texas from the partnership.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
The financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report within 71 calendar days after July 10, 2006, the date on which this Current Report must be filed.
(b)	Pro Forma Financial Information.
The pro forma financial information required pursuant to Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report within 71 calendar days after July 10, 2006, the date on which this Current Report must be filed.

(d)	Exhibits.

2.1.1	Asset Purchase Agreement, dated as of May 1, 2006 (the “Purchase Agreement”), and amended as of July 5, 2006, among Ultralife Batteries, Inc., MR Acquisition Corporation, McDowell Research, Ltd., Thomas Hauke, Earl Martin, Sr., James Evans and Frank Alexander.

2.1.2	First Amendment to the Purchase Agreement, dated as of July 5, 2006.

2.1.3	Exhibit A to the Purchase Agreement (Form of Convertible Note)

2.1.4	Exhibit C to the Purchase Agreement (Form of Lease Agreement)

2.1.5	Exhibit D to the Purchase Agreement (Form of Registration Rights Agreement)

Note: The exhibits and schedules to the Purchase Agreement that are not being furnished herewith will be furnished to the Securities and Exchange Commission upon the request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: As of July 20, 2006	ULTRALIFE BATTERIES, INC.
/s/ Peter F. Comerford
Peter F. Comerford
Vice President of Administration & General Counsel